UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

      Date of Report (Date of earliest event reported): November 15, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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       (Exact name of Registrant as specified in its Charter)

                        II-A: 0-16388           II-A: 73-1295505
                        II-B: 0-16405           II-B: 73-1303341
                        II-C: 0-16981           II-C: 73-1308986
                        II-D: 0-16980           II-D: 73-1329761
                        II-E: 0-17320           II-E: 73-1324751
                        II-F: 0-17799           II-F: 73-1330632
                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
----------------      ----------------        -------------------
(State or other         (Commission            (I.R.S. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      As described in the Current Report on Form 8-K dated November 15, 2007, the Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income
Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, Geodyne Energy Income Limited Partnership II-D, Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G, and Geodyne Energy Income Limited Partnership II-H, (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on November 14 and 15, 2007. The East Criner Bromide Sand Unit failed to attain the minimum bid set forth at auction, but was sold to the high bidder, Sheridan Holding Company I, LLC, on November 30, 2007, following additional negotiations. The II-F, II-G, and II-H Partnerships owned an interest in this unit.

      As disclosed in the Form 8-K dated November 15, 2007 and filed on November 21, 2007, Samson Resources Company, an affiliate of the General Partner, purchased properties from the II-A, II-B, II-C, II-D, II-E, II-F, II-G, and II-H Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $732,000, $601,000, $241,000, $776,000,
$1,552,000, $7,000, $18,000, and $4,000, respectively.

      The combined net proceeds from the November 14 and 15, 2007 auction, including sales to affiliated entities, and the sale of the II-F, II-G, and II-H Partnerships' interests in the East Criner Bromide Sand Unit are shown below:

                                        Reserves
       Number                            Sold as         Reserve
         of    Location    Number      of 12/31/06        Value
        Wells     of         of       Oil       Gas        Sold        Net
P/ship  Sold  Properties Purchasers (Bbls)     (Mcf)     12/31/06    Proceeds
------ ------ ---------- ---------- -------  ---------  ----------- ----------
 II-A    65   Oklahoma      21       11,491    507,912   $1,344,189 $1,624,000

 II-B    14   Oklahoma       6       15,518    391,254    1,194,554  1,490,000

 II-C    21   Oklahoma       9        7,216    190,645      586,378    811,000

 II-D    14   Oklahoma       8        6,804    959,602    2,297,421  2,802,000

 II-E     8   Oklahoma       3        5,826    978,433    2,076,430  2,526,000

 II-F    10   Oklahoma       4        5,021     51,981      237,335    353,000

 II-G    10   Oklahoma       4       11,085    120,990      538,233    797,000

 II-H    10   Oklahoma       4        2,658     27,222      124,485    184,000

The transactions are subject to standard auction closing conditions.

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




      The proceeds from the sales, less transaction costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

      This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before December 6, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H

                                  By:  GEODYNE RESOURCES, INC.
                                       General Partner

                                        //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: December 4, 2007

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